UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

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☒         Preliminary Proxy Statement
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☐         Definitive Proxy Statement
☐         Definitive Additional Materials
☐         Soliciting Material Pursuant to Section 240.14a-12

CLAYMORE TRUST
---------------------------------------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

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Contents
1.	Shareholder Message
2.	Questions and Answers
3.	Notice of Special Meeting
4.	Proxy Statement
5.	Proxy Card
6.	Exhibits

CLAYMORE TRUST

October __, 2007

DEAR FELLOW SHAREHOLDER:

A special meeting of the shareholders of the Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”), a series of the Claymore Trust (the “Trust”), will take place on November 16, 2007, at 10:00 a.m. Central Time at the Trust’s offices located at 2455 Corporate West Drive, Lisle, Illinois 60532, and we are asking for your participation.  You do not need to attend the meeting to participate.  However, it is important that you take a few minutes to read the enclosed material and then vote your shares.  You may attend this meeting in person, but if you cannot do so, please complete, date, sign, and return the accompanying proxy at your earliest convenience.

THE FUND HAS TWO PROPOSALS UP FOR VOTE.  SHAREHOLDERS OF THE FUND ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ITEMS:

1.	Election of a new Board of Trustees.

2.	Approval of an Investment Advisory Agreement with Zacks Investment Management, Inc., the current subadviser to the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE PROPOSALS.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT.  Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on November 16, 2007.

We thank you for your time and attention to this important matter.

Sincerely,

/s/           Nicholas Dalmaso

Nicholas Dalmaso

Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

WHAT ARE YOU VOTING ON?

1.	Election of Messrs. Charles H. Miller, William H. Young, John P. Zader, and Ms. Ashley Toomey Rabun to serve as the Trustees of the Claymore Trust (the “Trust”); and

2.
Approval of an Investment Advisory Agreement between the Trust and Zacks Investment Management, Inc. (“ZIM”), pursuant to the terms of which ZIM will act as the investment adviser to the Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”).

WHAT ROLE DOES THE BOARD OF TRUSTEES PLAY?

The Board of Trustees of the Trust is responsible for the oversight and management of the affairs of the Trust and the Fund.  In addition to appointing the officers of the Trust to carry out the business of the Trust, the Board of Trustees annually reviews and is asked to approve key agreements and plans of the Trust, including the Claymore Agreement and the ZIM Subadvisory Agreement (each as defined below), and the Trust’s Rule 12b-1 Plan.

WHAT ROLE DOES ZIM CURRENTLY PLAY?

ZIM is the subadviser to the Fund, pursuant to an Investment Sub-Advisory Agreement (the “ZIM Subadvisory Agreement”) dated as of September 29, 2005 among Claymore Advisors, LLC (“Claymore”), ZIM and the Trust.  Claymore is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated as of September 29, 2005 between the Trust and Claymore (the “Claymore Agreement”).  Pursuant to the ZIM Subadvisory Agreement, ZIM manages the investment and reinvestment of the Fund’s assets and has done so since the Fund’s inception.  The ZIM Subadvisory Agreement provides that ZIM is to be paid an investment subadvisory fee directly by Claymore.  This subadvisory fee is to be paid by Claymore out of the advisory fee Claymore is to receive from the Fund pursuant to the terms of the Claymore Agreement.

At its meeting on October 16, 2007, the Board of Trustees of the Trust determined that it would be in the best interests of the shareholders of the Fund to have ZIM act as the investment adviser to the Fund, as Claymore had indicated that it intended to resign as investment adviser.  At that meeting, the Board of Trustees of the Trust approved an investment advisory agreement for the Fund between the Trust and ZIM (the “Proposed Advisory Agreement”).  Until such time as the Proposed Advisory Agreement is approved by the shareholders of the Fund, ZIM will continue to make all of the investment decisions for the Fund pursuant to the terms of the ZIM Subadvisory Agreement, and Claymore will continue to serve as investment adviser to the Fund.

WHAT ARE THE REASONS FOR THE PROPOSALS?

Due to the relatively small asset size of the Fund (which is the only series of the Trust currently offered), and due to the financial costs sustained by Claymore as a result of its paying expenses of the Fund exceeding 1.65% for Class A shares and 2.40% for Class C shares, Claymore has decided to cease its sponsorship of the Fund and Trust.  ZIM, on the other hand, wishes to continue on with the Fund with the same investment objective and strategies, and portfolio managers.  It is anticipated that a new distributor, transfer agent, custodian, outside co-administrators, and other vendors, for the Trust will be retained.  The proposed co-administrators suggested the nominees for election to the Board of Trustees for the Trust. The existing Board of Trustees and its Nominating and Governance Committee considered and approved on October 16, 2007 the nominations of these four new Trustees, subject to shareholder approval.

HAVE THE CURRENT TRUSTEES APPROVED THE PROPOSALS?

Yes.  The Board of Trustees, including the Independent Trustees, unanimously approved the Proposals on October 16, 2007 and recommends that you vote to approve them.

HOW MANY VOTES MAY I CAST?

As a shareholder, you are entitled to vote a number of votes equal to the number of shares of the Fund in your name on the books of the Trust on the record date.  The record date is October 17, 2007.

HOW TO VOTE YOUR SHARES:

Voting your shares is easy and will only take a few minutes.  Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

The information on these pages is only a summary.  Before you vote, please read the following proxy statement.  It is important to participate and vote as soon as you can.

NOTICE OF SPECIAL MEETING

CLAYMORE TRUST
CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES  FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”), a series of the Claymore Trust (the “Trust”), a registered investment company, will take place on November 16, 2007, at 10:00 a.m. Central Time at the Trust’s offices located at 2455 Corporate West Drive, Lisle, Illinois 60532, for the following purposes:

1.	To elect Messrs. Charles H. Miller, William H. Young, John P. Zader, and Ms. Ashley Toomey Rabun to serve as Trustees of the Trust; and

2.
To consider and approve the Investment Advisory Agreement between the Trust and Zacks Investment Management, Inc. (“ZIM”), pursuant to the terms of which ZIM will act as the investment adviser to the Fund.

At such meeting, only shareholders of record at the close of business on October 17, 2007 will be entitled to vote.

You may attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience.

YOUR PARTICIPATION, IN PERSON OR BY PROXY, IS IMPORTANT.  BUSINESS MAY BE TRANSACTED ONLY IF AT LEAST ONE-THIRD OF THE SHARES ENTITLED TO VOTE ARE PRESENT IN PERSON OR BY PROXY.

By Order of the Board of Trustees

Melissa Nguyen, Secretary

October __, 2007

PROXY STATEMENT

SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the Board of Trustees (the “Board”) of the Trust for use at a Special Meeting of shareholders (the “Meeting”), or any adjournment thereof, to be held at 10:00 a.m. Central Time on November 16, 2007 at the Trust’s offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.  This proxy statement and the enclosed proxy card are expected to be mailed on or about October 29, 2007, to shareholders of record at the close of business on October 17, 2007 (the “Record Date”). On the Record Date, the Fund had outstanding [xx] shares of beneficial interest.  Shareholders will be entitled to a number of votes equal to the number of shares of the Fund shown on the books of the Fund on the Record Date.

One-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum and the presence of a quorum is necessary for the transaction of business. Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted and will therefore have the effect of a vote “against”.

The election of nominees for trustee described under Proposal 1 requires the affirmative vote of a plurality of shares present at the meeting either in person or by proxy.  The proposed new investment advisory agreement described under Proposal 2 requires approval by a “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, such approval means the affirmative vote at the Meeting of the lesser of (a) more than 50% of the Fund’s outstanding shares, or (b) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund’s outstanding shares are present in person or represented by proxy.

All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Meeting in accordance with the directions on the proxies.

A shareholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting. The cost of soliciting proxies, which is estimated at $[XX], will be paid by the [Fund’s current investment adviser or new investment adviser, not by the Fund]. In addition to the solicitation by mail, officers of the Fund may ask shareholders in personal conversations or by telephone or electronic mail to return proxies.

IN ORDER TO ASSURE A QUORUM AT THE MEETING, IT IS REQUESTED THAT SHAREHOLDERS WHO WILL NOT ATTEND THE MEETING SIGN AND RETURN A PROXY AS EARLY AS POSSIBLE.

ANNUAL REPORT

The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2006, and the Semi-Annual Report for the six months ended May 31, 2007, have previously been furnished to all shareholders.  The Fund will provide, without charge, additional copies to any requesting shareholder who calls the following toll-free number: [xx].

OWNERSHIP OF SHARES

As of the Record Date, the officers and Trustees of the Fund own approximately [2.28%] of the Fund’s outstanding Class A shares, and [less than 1%] of the Fund’s outstanding Class C shares.

Shareholders known by the Fund to own of record more than 5% of the outstanding Class A shares of the Fund on the Record Date, and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address of Shareholder	Shares Owned	Percentage
[To be supplied in Definitive filing]	[xx]	[xx]

Shareholders known by the Fund to own of record more than 5% of the outstanding Class C shares of the Fund on the Record Date, and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address of Shareholder	Shares Owned	Percentage
[To be supplied in Definitive filing]	[xx]	[xx]

To the Fund’s knowledge, no other person beneficially owned more than 5% of the outstanding shares of the Fund on the Record Date.

BACKGROUND AND PURPOSE OF THE MEETING

The Trust was formed as a Delaware statutory trust on February 15, 2005 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Since the Fund’s inception, Claymore has served as investment adviser to the Fund and ZIM has served as the Fund’s subadviser.

Mitch E. Zacks and Benjamin L. Zacks have served the Fund as its portfolio managers since its inception through ZIM. ZIM is a wholly-owned subsidiary of Zacks Investment Research, Inc., an entity that is controlled by Leonard H. Zacks and Benjamin L. Zacks.

ZIM is an independently owned investment advisory firm which has its principal offices at 100 N. Riverside Plaza, Suite 2200, Chicago, IL 60606.  It is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  As of September 2007, ZIM invests and advises in excess of $1.5 billion in client assets as an investment adviser or portfolio supervisor.

Recently, ZIM and Claymore reached an agreement in principle calling for ZIM to seek the approval of the Trust’s Board of Trustees and the Fund’s shareholders to have ZIM become the Fund’s investment adviser. Messrs. Mitch E. Zacks and Benjamin L. Zacks would continue as the Fund’s portfolio managers.

ZIM and Claymore believe that the proposed new investment advisory arrangement described in Proposal 2 will permit continuity in the management of the Fund.

The proposed new investment advisory arrangement was presented to and considered by the Board of Trustees, a majority of whom are not “interested persons” of the Trust or the Fund as defined in the 1940 Act (the “Independent Trustees”).  After review of the proposed arrangement, which included (a) a review of the qualifications of the Trustee nominees named in Proposal 1, as well as Messrs. Mitch E. Zacks and Benjamin L. Zacks and representatives of ZIM, (b) discussions with legal counsel, and (c) a series of formal and informal meetings, including separate meetings of the Nominating and Governance Committee and the Independent Trustees, the Board of Trustees, at a Board meeting held on October 16, 2007, unanimously approved the proposed new investment advisory arrangement and directed that it be submitted for approval by the Fund’s shareholders.

As a result of the proposed change in sponsorship of the Trust, the current members of the Board of Trustees determined not to continue as Trustees   Therefore, the Nominating and Governance Committee considered candidates to serve as Trustees and recommended to the Board of Trustees the nomination of the individuals identified and described below in Proposal 1.  If Proposal 1 is approved by the shareholders the nominees would take office immediately following the Meeting and Messrs. Barnes, Dalmaso, Nyberg, and Toupin, Jr. would no longer be Trustees.

PROPOSAL 1 - ELECTION OF TRUSTEES

The Board of Trustees provides broad supervision over the affairs of the Fund. The Fund’s investment adviser is responsible for the investment management of the Fund, including retention of any sub-adviser. The officers of the Fund are responsible for its operations.

The Fund does not hold annual shareholder meetings for the purpose of electing trustees, and trustees are not elected for fixed terms. This means that a trustee is elected to hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal.

Four trustees are proposed to be elected by shareholders to serve on the Board until their successors have been elected and qualify for office. The nominees are: Messrs. Charles H. Miller, William H. Young, John P. Zader, and Ms. Ashley Toomey Rabun. The business address for each of the nominees for trustee is c/o UMB Fund Services, Inc., 803 W. Michigan Street,

Milwaukee, WI 53233.  The following table sets forth information about each of the nominees, including age, principal occupation and business experience for at least the past five years.

Name, Address and Age of Nominee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Nominee
“Non-Interested” Trustee Nominees
Charles H. Miller (60)	Executive Vice President, Client Management and Development, Access Data Corporation, a provider of technology and services to asset management firms (1997-present)	None
Ashley Toomey Rabun (55)	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	None
William H. Young (57)	Independent Consultant [to any particular companies?] (1996-present); Ex-officio Board Member of the National Investment Company Service Association.	Former Trustee, Choice Funds (ceased operations as of [December 30, 2005])
“Interested” Trustee Nominee
John P. Zader (46)[1]
CEO, UMB Fund Services, Inc., a market and hedge fund service provider, proposed transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s proposed distributor (December 2006-present).  Consultant to Jefferson Wells [describe?] (September 2006-December 2006).  Senior Vice President and Chief Financial Officer, US Bancorp Fund Services, a mutual and hedge fund service provider (1988-2006).
None

1 Mr. Zader will be an “interested” person of the Trust by virtue of his position with UMB Fund Services, Inc., the proposed co-administrator, transfer agent, and fund accountant of the Fund and affiliate of the Fund’s proposed distributor, Grand Distribution Services, LLC.

The nominees were recommended for the consideration of the current Board and its Nominating and Governance Committee by UMB Fund Services, Inc., the proposed fund accountant, transfer agent, and co-administrator for the Fund, and an affiliate of the proposed distributor of the Fund (see “Other Vendors”), with the support of ZIM.  Each nominee has agreed to serve as a Trustee if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Board of Trustees may propose other nominees at their discretion.

TRUSTEES AND EXECUTIVE OFFICERS

The current trustees and executive officers of the Trust are listed below.  The chart also shows the principal occupation(s) of each individual during the past five years.  The business address for each is 2455 Corporate West Drive, Lisle, Illinois 60532. Their names, positions and principal occupations during the past five years are listed below:

Name and Age	Position Held	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[2]
“Non-Interested” Trustees
Randall C. Barnes ([56])	Trustee	Since 2005
Formerly, Senior Vice President and Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997)
				[25]	None
Ronald A. Nyberg ([54])	Trustee	Since 2005	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning, and business transactions (2000-present)	[28]	None
Ronald E. Toupin, Jr. ([49])	Trustee	Since 2005
Formerly, Vice President, Manager, and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999)
				[26]	None

“Interested” Trustees and Officers
Nicholas Dalmaso ([42])[2]	Trustee, Chief Legal and Executive Officer	Since 2005
Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal and Executive Officer of various mutual funds in the Claymore fund complex (2001-present).
				[28]	None
Steven M. Hill ([43])	Chief Financial Officer, Chief Accounting Officer, and Treasurer	Since 2005
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005).  Formerly, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002).
				N/A	N/A
Bruce Saxon ([50])	Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer or Claymore Advisors, LLC (Feb. 2006-present).  Chief Compliance Officer / Assistant Secretary of Harris Investment Management, Inc. (2003-2006); Director – Compliance of Harrisdirect, LLC (1999-2003)
				N/A	N/A
Melissa Nguyen ([29])	Secretary	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005)	N/A	N/A

William Belden ([42])	Vice President	Since 2005	Managing Director of Claymore Securities, Inc. (2005-present); Vice President of Product Management at Northern Trust Global Investments (1999-2005).	N/A	N/A
James Howley ([35])	Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present); Manager of Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).	N/A	N/A
Mark Mathiasen ([__])	Assistant Secretary	Since 2007

1 Trustees hold office indefinitely and serve until his or her successor is elected or earlier death, resignation, retirement or removal.  Officers are elected by the Board of Trustees annually.

2 Mr. Dalmaso is an “interested” Trustee of the Trust because he is an officer of Claymore and certain of its affiliates.

FUND SHARES OWNED BY TRUSTEES AND NOMINEES

As of the Record Date for the Meeting, no Trustee or nominee for Trustee owned any shares of the Fund [verify].

The following table shows the compensation paid by the Fund to the current Trustees of the Fund during the fiscal year ended November 30, 2006:

TRUSTEE COMPENSATION TABLE

Trustee	Aggregate Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and fund complex Paid to Trustee[1]
Randall C. Barnes	$19,000	None	None	$250,500
Ronald A. Nyberg	$19,000	None	None	$341,000
Ronald E. Toupin, Jr.	$19,000	None	None	$289,000
Nicholas Dalmaso	None	None	None	None

1 The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.  The Claymore Fund Complex is overseen by multiple Boards of Trustees.

The Trust pays each trustee who is not an “interested person,” as defined in the 1940 Act, an annual fee of $[xx], plus $[xx] for each meeting of the Board attended. The Board held [xx] meetings during the Fund’s fiscal year ended November 30, 2006 (the “2006 Fiscal Year”) and all trustees attended each meeting during the 2006 Fiscal Year. All other officers and trustees serve without compensation from the Trust. If elected, the new Board expects to consider the appropriateness of the current level of trustee compensation.

Messrs. Nyberg (Chair), Barnes and Toupin, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.  The Nominating and Governance Committee operates pursuant to a charter, a copy of which is attached to this proxy statement as Exhibit A.  The Nominating and Governance Committee will consider candidates from a variety of sources, including from the shareholders. The Nominating and Governance Committee will consider Trustee candidates recommended by the Trust’s shareholders on the same basis as it considers candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit any such recommendation in writing to Claymore Trust, c/o Trust Secretary, 2455 Corporate West Drive, Lisle, Illinois 60532. A shareholder's recommendation must be delivered to or mailed and received at the above address not less than one hundred twenty (120) calendar days nor more than one hundred fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

A shareholder's recommendation must include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the Trustee candidate; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to trustee nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended; (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

The Nominating and Governance Committee held one (1) meeting during the 2006 Fiscal Year.

Messrs. Toupin (Chair), Barnes and Nyberg, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for monitoring the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee also serves to facilitate communication among the independent registered public accounting firm, Trust management, the personnel responsible for internal audit functions and the Board. The Audit Committee held two (2) meetings during the 2006 Fiscal Year.

Messrs. Dalmaso and Barnes serve on the Trust’s Executive Committee. Another trustee, who is not an “interested person” of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board when necessary in the intervals between meetings of the Board. The Executive Committee did not hold any meetings during fiscal year 2006.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE FOUR NOMINEES FOR TRUSTEE AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2 - INVESTMENT ADVISORY AGREEMENT

Introduction

See “Background and Purpose of the Meeting” above for a description of the events leading to this Proposal, which is to be voted on by the Fund’s shareholders.  Therefore, if Proposal 2 is approved, Claymore would be succeeded as the Fund’s investment adviser by ZIM, and Messrs. Mitch E. Zacks and Benjamin L. Zacks would continue uninterrupted as the Fund’s portfolio managers. ZIM would so serve pursuant to an Investment Advisory Agreement (the “Proposed Advisory Agreement”) in the form attached to this proxy statement as Exhibit B.

Proposal 2

The Nominating and Governance Committee (the “Committee”) of the Board of Trustees most recently reviewed the ZIM Subadvisory Agreement at its meetings held on April 5 and 16, 2007 (a discussion of this review can be found in the Fund’s Semi-Annual Report to Shareholders filed with the Securities and Exchange Commission on Form N-CSR on August 7, 2007).  The Committee, consisting solely of the three Independent Trustees, is responsible for overseeing the review of investment advisory and sub-advisory agreements. ZIM presented the Committee with information at that time regarding ZIM and the Fund’s performance.  ZIM updated that information and provided such updated information to the Committee and the Board at its October 16, 2007 meeting, at the Board’s request.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Fund to approve the Proposed Advisory Agreement.  In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.  The Board adopted the considerations and conclusions of the Committee.

In considering Proposal 2, the Board noted that, except for the identity of the company serving as investment adviser, there is to be no significant change in the material terms of the existing investment advisory agreement with Claymore and the Proposed Advisory Agreement, including that there will be no change in the contractual fee owed by the Fund for the investment advisory services provided by its investment adviser. In addition, the Board noted that the management of the Fund’s assets would continue to be performed by Messrs. Mitch E. Zacks and Benjamin L. Zacks as co-portfolio managers.

With respect to the nature, extent and quality of services provided by ZIM under the current subadvisory agreement, the Board considered the qualifications, experience, good reputation, and skills of ZIM’s portfolio management and other key personnel.  The Board reviewed information regarding ZIM’s financial statements and ongoing business strategies.  The Board also considered ZIM’s success in achieving the Fund’s primary investment objective of providing capital appreciation and secondary objective of providing income through dividends.  The Board concluded that ZIM was qualified to provide the services under the Proposed Advisory Agreement.

In evaluating the Fund’s investment performance in April 2007, the Board reviewed the Fund’s investment performance on a total return basis relative to the Russell 3000® Index and to a peer group of funds identified by Lipper (each member of which employs a multi-cap growth strategy) over relevant time periods, along with ZIM’s efforts in meeting the Fund’s investment objective.  The Board noted that the Fund achieved positive absolute performance, outperformed the peer funds (noting the slight underperformance compared to the relevant index) on a total return basis during the relevant periods, and further noted the period of time being reviewed was relatively short.  At its October meeting, the Board reviewed the total return (unadjusted for sales charges) of the Fund’s Class A shares compared to the Russell 3000 Index and the Standard & Poor’s 500 Index from the January 1, 2007 and since inception periods ended September 30, 2007 and concluded that Fund had continued to achieve positive absolute performance and exceeded the performance of both indices over the period reviewed.

With respect to the Fund’s advisory fee, the Board noted that the advisory fee to be paid by the Fund would not change as compared to the advisory fee currently paid to Claymore, despite the increase in the fee to be received by ZIM (0.90% under the Proposed Advisory Agreement, compared to 0.45 % under the current subadvisory agreement).  However, as a result of ZIM’s commitment to limit the expenses of the Fund (see “Expenses” below), ZIM is expected to waive the advisory fee until the assets of the Fund increase.  In light of the foregoing, the Board concluded that the advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by ZIM from its relationship with the Fund, the Board reviewed information regarding the estimated expenses of ZIM in providing services under the Proposed Advisory Agreement, including ZIM’s agreemen to waive advisory fees and otherwise limit expenses payable by shareholders which is anticipated to result in no profit to ZIM in the near term.

The Board considered the extent to which economies of scale with respect to the advisory services provided to the Fund would be realized as the Fund grows, and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board noted the small size of the Fund and concluded that there were no economies of scale at this point in time.

The Board considered other benefits derived by ZIM from its relationship with the Fund and noted ZIM’s statement that it does not use soft dollars.  The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Board of Trustees Recommendation. Based upon all of the information considered and conclusions reached, the Board unanimously determined that the terms of the Proposed Advisory Agreement are fair and reasonable and in the best interest of the Fund.

Effective Date of Proposed Advisory Agreement. If shareholders approve the Proposed Advisory Agreement, it is planned to take effect on December 1, 2007.

The existing investment advisory agreement with Claymore, which was approved by the Fund’s initial shareholder on [xx] and the continuance of which was most recently approved by the Independent Trustees and the Board on April 16, 2007, will by its terms continue in effect until May 27, 2008 unless earlier terminated upon the effectiveness of the Proposed Advisory Agreement.  If the shareholders do not approve the Proposed Advisory Agreement, the Board will have to consider what action to take, which may include liquidating the Fund.  Claymore has indicated to the Trustees that it does not wish to continue serving as the investment adviser to the Fund.

The principal terms of the Proposed Advisory Agreement, which are nearly identical to the existing investment advisory agreement, are described below.

Current Investment Advisory Agreement

Pursuant to the Fund’s current investment advisory agreement, Claymore manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board. The adviser is specifically authorized, at its own expense, to employ one or more subadvisers.  Pursuant to the advisory agreement with Claymore, Claymore earns an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.90% of the average daily net assets of the Fund.

The adviser is obligated to keep certain books and records of the Fund.  The adviser also administers the Fund’s corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian or transfer and disbursing agent. The management services of the adviser are not exclusive under the terms of the agreement and the adviser is free to render management services to others.

The adviser may use its resources to pay expenses associated with the sale of the Fund’s shares.  This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund’s shares.  However, the Fund does not pay the adviser any separate fees for this service.

The current agreement provides for an initial term of two years and also provides that it is to remain in force thereafter only so long as renewal thereof is specifically approved at least annually by a majority of the trustees or by vote of a majority of the issued and outstanding shares of the Fund, and in either case by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewal.

The current agreement provides that the Fund may use the name “Claymore” in its name; provided, however, that such use of the name “Claymore” is conditional upon the Fund’s employment of Claymore as its investment adviser.

The agreement provides that the adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the agreement.

The agreement will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by the Fund, by the Trustees of the Fund, or by the adviser.

Current Investment Sub-Advisory Agreement

ZIM acts as the Fund's sub-adviser pursuant to a sub-advisory agreement (the “ZIM Sub-Advisory Agreement”) among the Fund, Claymore and ZIM.

Under the terms of the ZIM Sub-Advisory Agreement, ZIM manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board and the investment adviser. For services rendered by ZIM on behalf of the Fund under the ZIM Sub-Advisory Agreement, Claymore has agreed to pay ZIM a fee, payable monthly, in an annual amount equal to 0.45% of the Fund's average daily net assets.

The ZIM Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The ZIM Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of ZIM in the performance of its duties and obligations or from reckless disregard of duty under the agreement, ZIM is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Investment Adviser.

As part of the ZIM Sub-Advisory Agreement, ZIM has consented to the use of the word “Zacks” in the name of the Fund and, in the event ZIM ceases to act as a subadviser to the Fund, the Fund will change its name to one not including “Zacks”.

Proposed Advisory Agreement

The Proposed Advisory Agreement is anticipated to have an initial term beginning on December 1, 2007 and continue through November 30, 2009, and then be subject to renewal by the Board thereafter.  Under the Proposed Advisory Agreement, ZIM will become the investment adviser to the Fund.  ZIM will have the same obligations, duties, and authorizations that Claymore has under the current investment advisory agreement.  However, neither ZIM, the Fund, nor the Trust will have the license or permission of Claymore to use the “Claymore” name (please see “New Name of Trust and Fund” below).

Under the Proposed Advisory Agreement, ZIM will earn an advisory fee, payable monthly, in an amount equal to 0.90% annually of the Fund’s average daily net assets.  At the Fund’s current asset levels, and considering ZIM’s current commitment to reimburse the Fund for certain of its operating expenses (see “Expenses” below), it is anticipated that ZIM will not earn a profit in the near term.

Advisory Fees

The adviser earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.90% of the Fund’s average daily net assets.

For the 2006 Fiscal Year, Claymore waived its entire advisory fee due from the Fund.  Claymore is expected to waive its investment advisory fees for the fiscal year ending November 30, 2007.  Similarly, no subadvisory fees were paid to ZIM during this period.  If Claymore had not waived its fees, the Fund would have paid advisory fees to Claymore totaling $6,170 for the period beginning December 5, 2005 through November 30, 2006.

Expenses

In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of the Trustees (other than those who are affiliated persons of Claymore) and all other ordinary business expenses not specifically assumed by Claymore.

Claymore, ZIM, and the Trust (on behalf of the Fund) have an agreement whereby Claymore and ZIM assume responsibility for reimbursing the Fund for its operating expenses in the event that the Fund’s annual operating expenses exceed 1.65% of the Fund’s average daily net assets in the case of the Fund’s Class A shares, or 2.40% of the Fund’s average daily net assets in the case of the Fund’s Class C shares.  If the Proposed Advisory Agreement is approved and implemented, ZIM would continue this arrangement through 2012.

Organization and Ownership of Claymore and ZIM

Claymore is a Delaware limited liability company formed in [xx] and maintains its principal offices at 2455 Corporate West Drive, Lisle, Illinois 60532.  Claymore’s principal executive officer is Dave Hooten.  Claymore is a wholly-owned subsidiary of Claymore Group Inc.  As of February 28, 2007, Claymore entities have provided supervision, management, servicing or distribution on over $ 16 billion in assets through closed-end funds, unit investment trusts, mutual funds and exchange-traded funds.

ZIM is an Illinois corporation formed in 1991 and maintains its principal offices at 100 N. Riverside Plaza, Suite 2200, Chicago, IL 60606.  ZIM’s principal executive officer is Benjamin L. Zacks, and his principal occupation is to serve as Managing Director of ZIM and as a senior portfolio manager for ZIM’s clients.  ZIM is a wholly-owned subsidiary of Zacks Investment Research, Inc., an entity controlled by Leonard H. Zacks and Benjamin L. Zacks.  Leonard H. Zacks and Benjamin L. Zacks are the directors of ZIM.  ZIM is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $1.5 billion in assets as of January 31, 2007.

Other Vendors

Currently, Claymore Securities, Inc., an affiliate of Claymore, serves as the Fund’s distributor, US Bancorp Fund Services, LLC serves as the Fund’s transfer agent, The Bank of New York serves as the Fund’s custodian, and Claymore serves as the Fund’s administrator.  It is anticipated that the new Board of Trustees, if Proposal 1 and 2 are approved at the Meeting, will review the Fund’s vendors and appoint the following:  Grand Distribution Services, LLC, an affiliate of UMB Fund Services, Inc., an entity of which Mr. Zader serves as the Chief Executive Officer, as the Fund’s distributor; UMB Fund Services, Inc. as the Fund’s transfer agent, fund accountant, and co-administrator; and UMB Bank, N.A., an affiliate of UMB Fund Services, Inc., as the Fund’s custodian.  Further, it is anticipated that Mutual Fund Administration Corporation would serve as the Fund’s other co-administrator.

New Name of Trust and Fund

Subject to shareholder approval of Proposal 2 at the Meeting, it is anticipated that the name of the Trust and the name of the Fund will be changed to The Investment Managers Series Trust and Zacks Multi-Cap Opportunities Fund, respectively, shortly after such approval.

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSED ADVISORY AGREEMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.

INDEPENDENT PUBLIC ACCOUNTANTS

The Trust has engaged Ernst & Young LLP as independent auditors for 2007.  The Fund does not anticipate a change in its independent auditors following the close of the transactions described in this Proxy Statement.

Audit Fees. The independent auditors billed aggregate fees to the Trust in the amount of $80,000 and $60,000 for its two most recent fiscal years, 2006 and 2005, respectively, for professional services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Audit-related fees are for assurance and related services that are reasonably related to the performance of the auditors’ review of the Funds’ financial statements and are not reported under the prior category. Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. The Trust’s auditors billed $0 and $0 in audit-related fees in the Fund’s fiscal years 2006 and 2005, respectively.  [No such amounts were billed to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.]

Tax Fees. Tax Fees would include tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The auditors have billed $30,000 for fiscal year 2006 and $17,000 for fiscal 2005 to the Fund. [No such amounts were billed to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.]

All Other Fees. All other fees would include products and services provided by the auditors other than the services reported under the prior three categories. Such fees would include the cost attending audit committee meetings. The auditors billed $0 and $0, respectively, in the Fund’s 2006 and 2005 fiscal year.  [No such amounts were billed to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.]

During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Fund’s current Audit Committee has considered in principle whether the provision of non-audit services rendered to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund and not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X would be compatible with maintaining the principal accountant’s independence. [No such services were, however, rendered.]

Representatives of Ernst & Young LLP are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

SUBMISSION OF CERTAIN PROPOSALS

Proposals of shareholders which are intended to be presented in a proxy statement for a future solicitation of proxies must be received by the Fund a reasonable amount of time prior to the Fund’s solicitation of proxies.

                                    By Order of the Board of Trustees

                                    Melissa Nguyen
                                    Secretary

October __, 2007

FORM OF PROXY CARD

CLAYMORE TRUST

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

CLAYMORE TRUST
SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 16, 2007

P R O X Y
A special meeting of shareholders of Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”), a series of Claymore Trust (the “Trust”), will be held at the offices of the Trust, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Friday, November 16, 2007, at 10:00 A.M. Central time (the “Meeting”).  The undersigned hereby appoints each of Nicholas Dalmaso and Melissa J. Nguyen, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED AS TO THE PROPOSALS, THE PROXIES SHALL VOTE FOR SUCH PROPOSALS.  THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

To change your address, please mark this box. ☐ To include any comments, please mark this box. ☐

SEE REVERSE SIDE	SEE REVERSE SIDE

▼ DETACH PROXY CARD HERE ▼

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	☒ Votes must be indicated (x) in black or blue ink.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

1. Election of Trustees:
	FOR	WITHHOLD
(1) Charles H. Miller	☐	☐
(2) Ashley Toomey Rabun	☐	☐
(3) William H. Young	☐	☐
(4) John P. Zader	☐	☐

	FOR	AGAINST
2. To approve an investment advisory agreement for the Fund between the Trust and Zacks Investment Management, Inc.	☐	☐
3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

S C A N L I N E
Please sign here exactly as your name appears in the records of the Fund and date.  If the shares are held jointly, each holder should sign.  When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

__________________________________ Date Signature	________________________________ Signature, if held jointly

Exhibit A

CLAYMORE FUNDS

Nominating and Governance Committee Charter

Purposes and Organization

The purpose of Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto (the “Trust(s)”) is to review matters pertaining to the composition, committees, and operations of the Board.  Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1  The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)	To oversee the contract review process, including the review of the Trust’s investment advisory agreements and contracts with other affiliated service providers.

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require.  Any action of the Committee shall be taken by the affirmative vote of a majority of the members.  Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience.  The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.  The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Appendix A to Nominating and Governance Committee Charter

Claymore Trust
Dreman/Claymore Dividend & Income Fund
Fiduciary/Claymore Dynamic Equity Fund
Fiduciary/Claymore MLP Opportunity Fund
Madison/Claymore Covered Call Fund
Old Mutual/Claymore Long-Short Fund
TS&W/Claymore Tax-Advantaged Balanced Fund
Claymore/Raymond James SB-1 Equity Fund
Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2

Appendix B to Nominating and Governance Committee Charter

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit B

INVESTMENT ADVISORY AGREEMENT
FOR THE
ZACKS MULTI-CAP OPPORTUNITIES FUND
OF THE
INVESTMENT MANAGERS SERIES TRUST

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [xx], 2007, between the Investment Managers Series Trust (f/k/a Claymore Trust), a Delaware statutory trust (the “Trust”), on behalf of its series the Zacks Multi-Cap Opportunities Fund (f/k/a Claymore/Zacks Multi-Cap Opportunities Fund) (the “Fund”), and Zacks Investment Management, Inc., an Illinois corporation (the “Adviser”).

WHEREAS, the Adviser has agreed to furnish investment advisory services to the Fund, a series of the Trust which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.  In General.  The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2.  Duties and Obligations of the Adviser with Respect to Investment of Assets of the Fund.  Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.  In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law.

3.  Covenants.  In the performance of its duties under this Agreement, the Adviser:

(a)  shall at all times conform to, and act in accordance with, any requirements imposed by:  (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A; and (v) any policies and determinations of the Board of Trustees of the Trust;

(b)  will place orders either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders.  In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.  Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

(c)  will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

4.  Services Not Exclusive.  Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.  Agency Cross Transactions.  From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent.  This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client.  The Securities and Exchange Commission has adopted a rule under the Investment Advisers Act of 1940, as amended, which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account.  The Trust may revoke its consent at any time by written notice to the Adviser.

7.  Expenses.  During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

8.  Compensation of the Adviser.  The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate equal to 0.90% of the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

9.  Limitation on Liability.

(a)  The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b)  The Fund may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Fund by the Adviser as provided below) if the Fund receives (i) a written affirmation of the Adviser’s good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Fund whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”).  In addition, at least one of the following conditions must be met:  (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

10.  Duration and Termination.  This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years.  Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust).  This Agreement will also immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11.  Notices.  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12.  Amendment of this Agreement.  This Agreement may only be amended by an instrument in writing signed by the parties hereto.  Any amendment of this Agreement shall be subject to the 1940 Act.

13.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and inaccordance with the applicable provisions of the 1940 Act.

14.  Use of the Name Zacks.  The Adviser has consented to the use by the Fund of the name or identifying word “Zacks” in the name of the Fund.  Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund.  The name or identifying word “Zacks” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates.  The Adviser may require the Fund to cease using “Zacks” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Fund.

15.  Additional Limitation of Liability.  The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the state of Delaware.  The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

16.  Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17.  Counterparts.  This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

                                THE TRUST:

                                INVESTMENT MANAGERS SERIES TRUST
                                (f/k/a Claymore Trust) on behalf of ZACKS
                                MULTI-CAP OPPORTUNITIES FUND (f/k/a
                                Claymore/Zacks Multi-Cap Opportunities Fund)

                                By:           /s/
                                Name:
                                Title:

                                THE ADVISER:

                                ZACKS INVESTMENT MANAGEMENT, INC.

                                By:           /s/
                                Name:
                                Title: